UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2011 (June 9, 2011)

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

1450 Broadway
New York, New York 10018

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On June 9, 2011, several senior members of the management team of Harris & Harris Group, Inc. (the “Company”) entered into the Harris & Harris Group, Inc., Employee Stock Purchase Plan (the “ESPP”), which was approved by the Board of Directors of the Company on March 11, 2010.  The ESPP permits employees to buy shares of the Company in the open market up to four times per year, at the closing price on the Nasdaq Global Market using post-tax payroll deductions.  The sole purpose of the ESPP is to facilitate the ability of employees to increase their ownership in the Company.  For a copy of the ESPP, please see Exhibit 10.14 to the Company's Form 10-K for the year ended December 31, 2009 (File No. 814-00176) filed on March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 9, 2011	HARRIS & HARRIS GROUP, INC.

		By:	/s/ Douglas W. Jamison
Douglas W. Jamison
Chief Executive Officer